Exhibit 10.1

PURCHASE MONEY MORTGAGE

Date: December 17, 2010

between SONO-TEK INDUSTRIAL PARK LLC, a New York limited liability company, with an address at 2012 Route 9W, Bldg #3, Milton, New York 12547 (the "Mortgagor"),

JEAN K. WOODWARD, 50 Riverview Drive, Marlboro, New York 12542 (the "Mortgagee").

W I T N E S S E T H

To secure the payment of an indebtedness in the sum of TWO MILLION ONE HUNDRED THOUSAND AND NO/100 ($2,100,000.00) dollars, lawful money of the United States, to be paid according to a certain note bearing even date herewith (the "Note"), on or before the 1st day of January, 2031, the Mortgagor hereby mortgages to the Mortgagee:

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Town of Marlboro, County of Ulster, and State of New York, bounded and described as set forth in Schedule "A" annexed hereto and made a part hereof.

TOGETHER with all buildings, structures and other improvements now or hereafter erected, constructed or situated upon said premises, and all fixtures and equipment and other personal property now or hereafter affixed to, or used in connection with said premises and any replacements thereof and additions thereto, all of which shall be deemed to be and remain and form a part of said premises and are covered by the lien of this Mortgage (said premises, buildings, structures, other improvements, fixtures and equipment and other personal property being collectively referred to in this Mortgage as the "Premises");

TOGETHER with all strips and gores of land adjoining or abutting the Premises;

TOGETHER with all right, title and interest of the Mortgagor in and to the land lying in the streets and roads in front of and adjoining said premises;

TOGETHER with all awards heretofore and hereafter made to the Mortgagor for taking by eminent domain the whole or any part of said premises or any easement therein, including any awards for changes of grade of streets, which said awards are hereby assigned to the Mortgagee, who is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the mortgage debt, notwithstanding the fact that the amount owing thereon may not then be due and payable; and the said Mortgagor hereby agrees, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning said awards to the Mortgagee, free, clear and discharged of any encumbrances of any kind or nature whatsoever.

AND the Mortgagor covenants with the Mortgagee as follows:

1. That the Mortgagor will pay the indebtedness as hereinbefore provided.

2. All payments made by Mortgagor shall be applied by the Mortgagee in the following order, and for the following purposes:

a. To repay to the Mortgagee any sums advanced by Mortgagee to protect its lien under this mortgage;

b. To pay interest due;

c. To pay principal due;

d. To pay any late charges due; and

e. To pay any other charges due Mortgagee pursuant to this mortgage.

3. Mortgagor, at Mortgagor's sole cost and expense, will take good care of the Premises and the sidewalks, curbs and vaults, if any, adjoining the Mortgaged Property and will keep the same in good order and condition, and make all necessary repairs thereto, interior and exterior, structural and non-structural, ordinary and extraordinary, and unforeseen and foreseen. All repairs made by Mortgagor shall be at least equal in quality and class to the original work. The necessity for and adequacy of repairs to the buildings and improvements pursuant to this Mortgage shall be measured by the standard which is appropriate for structures of similar construction and class, provided that Mortgagor shall in any event make all repairs necessary to avoid any structural damage or injury to the buildings and improvements and to keep the buildings and improvements in proper condition for their intended uses.

4. That the whole of said principal sum and interest shall become due at the option of the Mortgagee (an "Event of Default"): (a) after default in the payment of any installment of principal or of interest for twenty (20) days; (b) after default in the payment of any tax, water rate, sewer rent or assessment for thirty (30) days after notice and demand; (c) after any default for thirty (30) days after notice and demand either in assigning and delivering the policies insuring the buildings against loss by fire or in reimbursing the Mortgagee for premiums paid on such insurance; (d) after default for ten (10) days upon request in furnishing a statement of the amount due on the mortgage and whether any offsets of defenses exist against the mortgage debt, as hereinafter provided; (e) after the assignment of the rent of the Premises or any part thereof without the written consent of the Mortgagee; (f) after failure to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the premises within thirty (30) days from the issuance thereof; (g) after thirty (30) days notice to the Mortgagor, in the event of the passage of any law deducting from the value of land for the purposes of taxation any lien thereon, or changing in any way the taxation of mortgages of debts secured thereby for state or local purposes; or (h) if the Mortgagor fails to keep, observe and perform any of the other covenants, conditions or agreements contained in this Mortgage. An assessment which has been made payable in installments at the application of the Mortgagor or lessee(s) of the Premises shall nevertheless, for the purpose of this paragraph, be deemed due and payable in its entirety on the day the first installment becomes due and payable or a lien.

5. That the Mortgagee, in any action to foreclose this Mortgage, shall be entitled to the appointment of a receiver, without notice to the Mortgagor, and without reference to the value of the property, the adequacy of any security for the indebtedness or the solvency or insolvency of any person liable for the payment thereof.

6. That the Mortgagor will pay all taxes, assessments, sewer rents and water rates in a timely fashion which impositions shall be paid prior to the Mortgagor incurring any penalty for late payment, and in default thereof, the Mortgagee may pay the same. The Mortgagor will provide the Mortgagee with proof of payment of all taxes, assessments, sewer rents and water rates.

7. That within five (5) days upon request in person or within ten (10) days upon request by mail, the Mortgagor will furnish a written statement duly acknowledged of the amount due on this Mortgage and whether any offsets or defenses exist against the Mortgage debt.

8. Upon request by the Mortgagee, the Mortgagor will permit Mortgagee and Mortgagee's employees, accountant, attorney and other agent of the Mortgagee to enter the Mortgaged Property at reasonable times to inspect the same.

9. That notice and demand or request may be in writing and may be served in person or by mail.

10. That the Mortgagor warrants the title to the premises.

11. That in case of a foreclosure sale, said premises, or so much thereof as may be affected by this Mortgage, may be sold in one parcel.

12. That if any action or proceeding be commenced (except an action to foreclose this Mortgage or to collect the debt secured thereby), to which action or proceeding the Mortgagee is made a party, or in which it becomes necessary to defend or uphold the lien of this Mortgage, all sums paid by the Mortgagee for the expense of any litigation to prosecute or defend the rights and lien created by this Mortgage (including reasonable attorney fees), shall be paid by the Mortgagor, and any such sum shall be a lien on the Premises, prior to any right or title to, interest in or lien upon said premises attaching or accruing subsequent to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage.

13. That the Mortgagor hereby assigns to the Mortgagee the rents, issues and profits of the Premises as further security for the payment of said indebtedness, and the Mortgagor grants to the Mortgagee the right to enter upon and to take possession of the Premises for the purpose of collecting the same and to let the Premises or any part thereof, and to apply the rents, issues and profits, after payment of all necessary charges and expenses, on account of said indebtedness. This assignment and grant shall continue in effect until this Mortgage is paid. The Mortgagee hereby waives the right to enter upon and to take possession of the Premises for the purpose of collecting said rents, issues and profits, and the Mortgagor shall be entitled to collect and receive said rents, issues and profits in payment of principal and interest becoming due on this Mortgage and in payment of taxes, assessments, sewer rents, water rates and carrying charges becoming due against the Premises, but such right of the Mortgagor may be revoked by the Mortgagee upon any default, on five (5) days written notice. The Mortgagor will not, without the written consent of the Mortgagee, receive or collect rent from any tenant of the Premises or any part thereof for a period of more than one (1) month in advance, and in the event of any default under this Mortgage will pay monthly in advance to the Mortgagee, or to any receiver appointed to collect said rents, issues and profits, the fair and reasonable rental value for the use and occupation of the Premises or of such part thereof as may be in the possession of the Mortgagor, and upon default in any such payment will vacate and surrender the possession of the Premises to the Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings.

14. That the Mortgagor will, in compliance with Section 13 of the Lien Law, receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of the improvement before using any part of the total of the same for any other purpose.

15. In the event any sum due under this Mortgage or the Note shall remain unpaid for a period of twenty (20) days after the sum becomes due, a late charge of five (5%) percent of such overdue payment, may, at the option of the Mortgagee, be charged for the purpose of defraying the expense incident thereto.

16. In the event the Mortgagor shall default in the terms or provisions of the Mortgage, and the Mortgagee shall be required to retain an attorney for the collection of the indebtedness herein, including but not limited to the foreclosure of this mortgage, then and in such event, the Mortgagor or any subsequent owner, shall and does hereby agree to pay to the Mortgagee, its successors and assigns, the reasonable attorneys' fees and expenses incurred by the Mortgagee in addition to any and all statutory costs, allowances and disbursements which the Mortgagee, its successors and assigns, shall or may be entitled to receive in an action to foreclose this Mortgage.

17. The Purchase Money Note and Mortgage may be prepaid in whole or in part under the terms set forth in the Note secured hereby.

18. Should Mortgagor sells or agrees to sell, conveys or agrees to convey, transfers or disposes of or agrees to transfer or dispose of the Premises, without the written consent of Mortgagee being first had or obtained, or same is accomplished by operation of law, then the Mortgagee shall have the right, at Mortgagee’s option, to declare all sums secured hereby immediately due and payable.

19. OMIT.

20. In the event the Mortgagee shall hereafter make any advances or incur any expenses on which, under the provisions of this Mortgage or by law, the Mortgagee is entitled to interest, such interest shall be computed at the rate per annum set forth in the Note secured hereby.

21. After acceleration of the whole of the indebtedness secured by this Mortgage by virtue of the Mortgagor's default or after maturity, the amount due Mortgagee shall bear interest at twelve (12%) per cent per annum, until payment in full is received by Mortgagee.

22. The Mortgagor hereby represents, warrants, covenants and agrees that it shall conduct its operations hereafter so that the mortgaged Premises and the improvements thereto shall comply with all laws, rules and regulations of the local municipality where the Premises are located, the state where the Premises are located and the United States of America relating to the existence, storage, use, disposal, generation, transportation, and/or treatment of hazardous, toxic and/or radioactive matter, substances and/or waste, including without the limitation asbestos, oil, gasoline, and petroleum products (collectively "Toxic Materials"). If the presence of Toxic Materials on the mortgaged Premises or in any improvements thereto, from and after the date hereof, has resulted in, and/or shall hereafter result in contamination or deterioration greater than the levels permitted or established by any governmental agency having jurisdiction over such contamination, then Mortgagor covenants and agrees to promptly take any all action necessary to clean up such contamination to the extent required by any governmental authority having jurisdiction or as a condition to the issuance of continuing effectiveness of any governmental approval and/or any insurance policy that relates to the use and/or occupancy of the mortgaged Premises and/or improvements thereto. Mortgagor covenants and agrees to indemnify the Mortgagee and hold the Mortgagee harmless from any and all liabilities, losses, costs and/or expenses, including, but not limited to, liability for property damage and/or personal injury (including wrongful death), the expense incurred in monitoring and the cost of remediation arising out of and/or resulting from the existence and/or the removal of any Toxic Materials at and/or on the mortgaged Premises or any part thereof or the improvements thereto or any part thereof and/or the effects of any such Toxic Materials located at and/or on the mortgaged Premises or any part thereof or the improvements thereto or any part thereof. Occurring after the date hereof as a result of Mortgagors activities at the property, and expressly excluding activities prior to the date hereof by any party other than Sono-Tek Industrial Park LLC. The foregoing limited indemnity shall survive any foreclosure sale of the mortgaged Premises and any delivery by the Mortgagor and the acceptance by the Mortgagee of a deed in lieu of foreclosure of the mortgaged Premises.

23. This Mortgage may not be changed or terminated orally. The covenants contained in this Mortgage shall run with the land and bind the Mortgagor, the heirs, personal representatives, successors and assigns of the Mortgagor and all subsequent owners, encumbrancers, tenants and subtenants of the premises, and shall inure to the benefit of the Mortgagee, the personal representatives, successors and assigns of the Mortgagee and all subsequent holders of this Mortgage. The word “Mortgagor” shall be construed as if it read “Mortgagors” and the word “Mortgagee” shall be construed as if it read “Mortgagees” whenever the sense of this Mortgage so requires.

24. Upon request by the Mortgagee, the Mortgagor shall promptly furnish to the Mortgagee a written statement containing the names and mailing addresses of all lessees of the Premises or of any portion thereof, the terms of their respective leases, the space occupied and the rentals payable thereunder and copies of their respective leases and shall cooperate in effecting delivery of notice of this covenant to each affected lessee.

25. OMIT. The Mortgagor shall comply with or cause compliance with all applicable statutes, regulations and other laws (including, without limitation, all applicable zoning, building, fire and health codes and ordinances and the Americans With Disabilities Acts of 1990, if applicable), all other requirements of all governmental authorities whatsoever having jurisdiction over or with respect to the Premises or any portion thereof or the use or occupation thereof and with all applicable deed restrictions, if any; provided, however, that the Mortgagor may postpone such compliance if and so long as the validity or legality of any such requirement or restriction shall be contested by such Mortgagor, with diligence and in good faith, by appropriate legal proceedings and the Mortgagee is satisfied that such non-compliance will not impair or adversely affect the value of its security.

IN WITNESS WHEREOF, this Mortgage has been duly executed by the Mortgagor.

In presence of:
SONO-TEK INDUSTRIAL PARK LLC

	By:	/s/ Stephen J. Bagley
Stephen J. Bagley
Manager

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF ORANGE	)

On December ______, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or person upon behalf of which the individual acted, executed the instrument.

______________________________________

Notary Public

JRL/ef/159105

7201-63758

11/22/10

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